November 24, 2025

Victory Pioneer Bond Fund (the “Fund”)

Supplement to the Fund’s Prospectus dated November 1, 2025, as in effect and as may be amended from time to time.

On September 30, 2025, the Board of Trustees of the Fund, upon the recommendation of Victory Capital Management Inc., the Fund’s investment adviser (“Victory Capital”), approved a change in the Fund’s custodian, sub-administrator, sub-fund accountant, and transfer agent to be effective as of the close of business on or about February 6, 2026 (the “Effective Date”). This Supplement replaces the Supplement dated November 1, 2025 to the Fund’s Prospectus.

As of the Effective Date, FIS Investor Services LLC (“FIS”) will serve as transfer agent of the Fund. In connection with this change and following the Effective Date, shareholders may be able to reduce or eliminate the sales charge applicable to Class A shares of the Fund through a letter of intent or right of accumulation that includes other funds not managed by Victory Capital, in addition to funds managed by Victory Capital’s Pioneer Investments franchise. Moreover, shares of a Fund, under certain circumstances, may be exchanged for shares of the same class of another fund in the Victory Funds mutual fund complex, including funds that are not managed by Victory Capital’s Pioneer Investments franchise.

Prior to the Effective Date, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent. Until the Effective Date, all references in the Prospectus to FIS Investor Services LLC as the Fund’s transfer agent are deleted and replaced with references to BNY Mellon Investment Servicing (US) Inc.

Prior to the Effective Date, the customer service number is 1-800-225-6292. After the Effective Date, the customer service number is 1-800-539-FUND (1-800-539-3863).

Until the Effective Date, the following modifies (and if inconsistent, replaces) the information appearing in the Letter of Intent and Right of Accumulation bullet points of the Prospectus section “Choosing a Share Class”:

Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other funds managed by Victory Capital’s Pioneer Investments franchise (each, a “Victory Pioneer Fund”) of any share class (except money market funds and any assets held in group retirement plans), within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non- binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;

Right of Accumulation - Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Pioneer Fund (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;

In addition, the following policies regarding Buying, Exchanging and Selling Shares remain in force until the Effective Date.

Buying, Exchanging, and Selling Shares

Opening Your Account

You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the Fund for account applications, account options forms and other account information:

Victory Pioneer Funds

P.O. Box 534427

Pittsburgh, PA 15253-4427

Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the Fund’s transfer agent of applications submitted by regular mail to a post office address.

The Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Fund’s Distributor, the Fund will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Identity Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you.

The Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing Through Financial Intermediaries and Retirement Plans

If you invest in the Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share Prices for Transactions

If you place an order to purchase, exchange or sell shares that is received in good order by the Fund’s transfer agent or an authorized agent by the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the NYSE on that day (plus or minus any applicable sales charges). If your order is received by the Fund’s transfer agent or an authorized agent after the close of regular trading on the NYSE, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the Fund or authorized agent. The authorized agent is responsible for transmitting your order to the Fund in a timely manner.

Good order means that:

■You have provided adequate instructions

■There are no outstanding claims against your account

■There are no transaction limitations on your account

■Your request includes a signature guarantee if you:

■Are selling over $100,000 or exchanging over $500,000 worth of shares

■Changed your account registration or address within the last 30 days

■Instruct the transfer agent to mail the check to an address different from the one on your account

■Want the check paid to someone other than the account’s record owner(s)

■Are transferring the sale proceeds to a Victory Fund account with a different registration

Transaction Limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of the Fund’s shares within 30 calendar days of a redemption.

Buying

You may buy Fund shares from any financial intermediary that has a sales agreement or other arrangement with the Distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The Distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Fund’s transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the Distributor, and may receive additional compensation from the Adviser, for your purchase of Fund shares.

Minimum Investment Amounts

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class R6, Class R, or Class Y shares, you must be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. Eligible Investors may be subject to a minimum investment amount as detailed in that section.

For Class C shares, individual purchases of $250,000 and above will be made automatically in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program, within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

How to Buy Shares

Through Your Investment Firm

Normally, your investment firm will send your purchase request to the Distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the Distributor, and may receive additional compensation from the Adviser, for your purchase of Fund shares.

By Phone or Online

You can use the telephone or online purchase privilege if you have an existing non- retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional Fund shares by phone or online if:

■You established your bank account of record at least 30 days ago

■Your bank information has not changed for at least 30 days

■You are not purchasing more than $100,000 worth of shares per account per day

■You can provide the proper account identification information

When you request a telephone or online purchase, the Fund’s transfer agent will electronically debit the amount of the purchase from your bank account of record. The Fund’s transfer agent will purchase Fund shares for the amount of the debit at the offering price determined after the Fund’s transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the Fund’s transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In Writing, by Mail

You can purchase Fund shares for an existing Fund account by mailing a check to the Fund. Make your check payable to the Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Fund’s name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the Fund’s transfer agent of purchase orders submitted by regular mail to a post office address.

By Wire (Class R6 or Class Y shares only)

If you have an existing (Class R6 or Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

■BNY Mellon must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Fund receives your request to purchase shares

■If BNY Mellon does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

■Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

■Wire transfers may be restricted on holidays and at certain other times

Instruct Your Bank to Wire Funds to:

Receiving Bank: BNY Mellon, NA

ABA Routing No. 011001234

BNY Mellon Investment Servicing (US) Inc. as agent FBO

Victory Pioneer Funds Consolidated Account

Account 727296

For further credit to:[Shareholder Name

Existing Victory Pioneer Account No.

Fund Name]

The Fund’s transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

How to Exchange Shares

You may, under certain circumstances, exchange your shares for shares of the same class of another Victory Pioneer Fund. At this time, shares of a Victory Pioneer Fund may only be exchanged for the same share class of another Victory Pioneer Fund.

Your exchange request must be for at least $1,000. The Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund’s investment objective(s) and policies as described in the Fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same-Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Through Your Investment Firm

Normally, your investment firm will send your exchange request to the Fund’s transfer agent.

Consult your investment professional for more information about exchanging your shares.

By Phone or Online

After you establish an eligible fund account, you can exchange Fund shares by phone or online if:

■You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

■The Fund into which you are exchanging offers the same class of shares

■You are not exchanging more than $500,000 worth of shares per account per day

■You can provide the proper account identification information

In Writing, by Mail, or by Fax

You can exchange Fund shares by mailing or faxing a letter of instruction to the Fund. You can exchange Fund shares directly through the Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

■The name and signature of all registered owners

■A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

■The name of the Fund out of which you are exchanging and the name of the Fund into which you are exchanging

■The class of shares you are exchanging

■The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the Fund’s transfer agent of exchange requests submitted by regular mail to a post office address.

How to Sell Shares

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if the SEC determines an emergency or other circumstances exist that make it impracticable for the Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the SEC.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

The Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The Fund may redeem in kind at a shareholder’s request or if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.

During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Through Your Investment Firm

Normally, your investment firm will send your request to sell shares to the Fund’s transfer agent. Please note that your investment firm may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The Fund has authorized the Distributor to act as its agent in the repurchase of Fund shares from qualified investment firms. The Fund reserves the right to terminate this procedure at any time.

By Phone or Online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

■By check, provided the check is made payable exactly as your account is registered

■By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

In Writing, by Mail, or by Fax

You can sell some or all of your Fund shares by writing directly to the Fund only if your account is registered in your name. Include in your request your name, the Fund’s name, your Fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The Fund’s transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The Fund’s transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the Fund’s transfer agent of redemption requests submitted by regular mail to a post office address.

How to Contact Us

By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call: 1- 800-225-6292

To request a transaction using FactFoneSM call: 1-800-225-6292

By mail

Send your written instructions to:

Victory Funds

P.O. Box 534427

Pittsburgh, PA 15253-4427

Website

vcm.com

By fax

Fax your exchange and sale requests to: 1-800-225-4240

In addition, the following policies regarding Account Options remain in force until the Effective Date.

Account Options

See the account application form for more details on each of the following services or call the Fund for details and availability.

Telephone Transaction Privileges

If your account is registered in your name, you can buy, exchange or sell Fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the Fund.

When you request a telephone transaction the Fund’s transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the Fund’s confirmation procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.

Online Transaction Privileges

If your account is registered in your name, you may be able to buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

■For new accounts, complete the online section of the account application

■For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen at vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Funds website. When you or your investment firm requests an online transaction, the Fund’s transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time.

Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Periodic Investments

You can make periodic investments in the Fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan.

Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish a periodic investment plan.

Automatic Investment Plan (AIP)

If you establish an Automatic Investment Plan with the Adviser, the Fund’s transfer agent will make a periodic investment in Fund shares by means of a preauthorized electronic Funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan’s dollar amount, frequency or investment date by calling or writing to the Fund’s transfer agent. You should allow up to 30 days for the Fund’s transfer agent to establish your plan.

Automatic Exchanges

You can automatically exchange your Fund shares for shares of the same class of another Fund in the Victory Funds complex. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

■You must select exchanges on a monthly or quarterly basis

■Both the originating and receiving accounts must have identical registrations

■The originating account must have a minimum balance of $5,000. You may have to pay income taxes on an exchange.

Distribution Options

The Fund offers three distribution options. Any Fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

■Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund will automatically be invested in additional Fund shares.

■You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

■You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500. When electing a cash distribution option, you may only select one destination for the cash distribution portion (i.e., bank account or directed to another mutual fund). The other distribution portion must be reinvested into your current mutual fund account or follow the same cash election.

If your distribution check is returned to the Fund’s transfer agent or you do not cash the check for six months or more, the Fund’s transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the Fund may reinvest the amount in additional shares of the Fund instead of sending a check. Additional shares of the Fund will be purchased at the then- current net asset value.

Directed Dividends

You can invest the dividends paid by your Fund accounts in a second Victory Funds account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends.

Systematic Withdrawal Plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of Fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

■Your account must have a total value of at least $10,000 when you establish your plan

■You may not request a periodic withdrawal of more than 10% of the value of any

Class C or Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of Fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct Deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary Tax Withholding

You may have the Fund’s transfer agent withhold 28% of the dividends and capital gain distributions paid from your Fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

In addition, the following policies regarding Shareholder Services and Policies remain in force until the Effective Date.

Shareholder Services and Policies

Purchases in Kind

You may use securities you own to purchase shares of the Fund provided that the Adviser, in its sole discretion, determines that the securities are consistent with the Fund’s objective and policies and their acquisition is in the best interests of the Fund. If the Fund accepts your securities, they will be valued for purposes of determining the number of Fund shares to be issued to you in the same way the Fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase Fund shares for cash in an amount equal to the value of the Fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of Fund shares with securities.

Reinstatement Privilege (Class A shares)

If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Victory Funds. To qualify for reinstatement:

■You must send a written request to the Fund no more than 90 days after selling your shares and

■The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the Fund’s shares within 30 calendar days of redemption.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund’s prospectus, including the Fund’s minimum investment requirement. Your sale proceeds will be reinvested in shares of the Fund at the Class A net asset value per share determined after the Fund receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of Fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

VCM.COM

The website includes a full selection of information on mutual fund investing. You can also use the website to get:

■Your current account information

■Prices, returns and yields of all publicly available Victory Funds

■Prospectuses, statements of additional information, and shareowner reports for all the Victory Funds

■A copy of the Adviser’s privacy notice If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange, and sell shares online.

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange, and sell shares online.

FactFoneSM1-800-225-4321

■You can use FactFoneSM to:

■Obtain current information on your Victory Funds accounts

■Inquire about the prices of all publicly available Victory Funds

■Make computer-assisted telephone purchases, exchanges and redemptions for your Victory Funds accounts

■Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

Household Delivery of Fund Documents

With your consent, you may be sent a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Fund. If you wish to revoke your consent to this practice, you may do so by notifying the Adviser, by phone or in writing (see “How to contact us”). The mailing of separate proxy statements, prospectuses and shareholder reports to you will begin within 30 days after receiving your notice.

Confirmation Statements

The Fund’s transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than Victory Funds account registered in your name, the combined account statement will be mailed to you each quarter.

Tax Information

Early each year, the Fund will mail you information about the tax status of the dividends and distributions paid to you by the Fund.

Tax Information for IRA Rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the Fund’s transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy

The Fund has a policy designed to protect the privacy of your personal information. A copy of the Adviser’s privacy notice was given to you at the time you opened your account. The Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the Fund or through the Fund’s website.

Telephone and Website Access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet service.

On NYSE holidays or on days when the exchange closes early, the Adviser will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or reach the Fund by telephone, you should communicate with the Fund in writing.

Other Policies

The Fund and the Distributor reserve the right to:

■reject any purchase or exchange order for any reason, without prior notice

■charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege

■revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

The Fund reserves the right to:

■charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days’ notice. The Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming Fund shares to the extent necessary to cover the fee

■close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

34232-00-1125

November 24, 2025

Victory Pioneer Bond Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information (“SAI”) dated November 1, 2025, as in effect and as may be amended from time to time.

On September 30, 2025, the Board of Trustees of the Fund, upon the recommendation of Victory Capital Management Inc., the Fund’s investment adviser, approved a change in the Fund’s custodian, sub-administrator, sub-fund accountant, and transfer agent to be effective as of the close of business on or about February 6, 2026 (the “Effective Date”). This Supplement replaces the Supplement dated November 1, 2025 to the Fund’s SAI.

As of the Effective Date, Citibank, N.A. (“Citibank”) will serve as the custodian of the Fund. Citi Fund Services Ohio, Inc. (“Citi Fund Services”) will serve as sub- administrator and sub-fund accountant of the Fund. FIS Investor Services LLC (“FIS”) will serve as transfer agent of the Fund.

Prior to the Effective Date, The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and sub-administrator, and BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent.

Prior to the Effective Date, all references in the SAI to Citibank as the Fund’s custodian and Citi Fund Services as sub-administrator, and FIS as the Fund’s transfer agent are deleted and replaced with references to BNY Mellon and BNY Mellon Investment Servicing (US) Inc., as applicable.

Prior to the Effective Date, the customer service number is 1-800-225-6292. After the Effective Date, the customer service number is 1-800-539-FUND (1-800-539-3863).

In addition, until the Effective Date, the following revisions are made to the Fund’s SAI:

The seventh sentence under “Risks Related to Cybersecurity and Information Technology” found under INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS is hereby deleted and replaced with the following:

While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as The Bank of New York Mellon (“BNY Mellon”), the Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent.

The first sentence under the SAI subsection “Systematic withdrawal plan(s)

(“SWP”) (Class A, Class C and Class R Shares)” is hereby deleted and replaced with the following:

A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from Fund share accounts having a total value of not less than $10,000.

The following information under ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION remains in force until the Effective Date.

Reinstatement privilege (Class A shares)

Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A shares without a sales charge into Class A shares of a Victory Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

Telephone and online transactions

You may purchase, exchange or sell shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see “Buying, Exchanging and Selling Shares” in the Prospectus). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone transaction privileges

To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non- U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, the Fund’s transfer agent nor Victory Capital Services, Inc. will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online transaction privileges

If your account is registered in your name, you may be able buy, exchange or sell Fund shares online. Your investment firm may also be able to buy, exchange or sell your Fund shares online.

To establish online transaction privileges:

•For new accounts, complete the online section of the account application •For existing accounts, complete an account options form, write to the Fund or complete the online authorization screen on vcm.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Victory Capital website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and website online access

You may have difficulty contacting the Fund by telephone or accessing vcm.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Victory Capital will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access vcm.com or to reach the Fund by telephone, you should communicate with the Fund in writing.

FactFoneSM

FactFoneSM is an automated inquiry and telephone transaction system available to Victory Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Victory Pioneer mutual fund accounts and to the prices of all publicly available Victory Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Victory Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.

Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call the Fund at 1-800-225-6292 for assistance.

FactFoneSM allows shareholders to hear the following recorded Fund information:

•net asset value prices for all Victory Pioneer mutual funds;

•dividends and capital gain distributions on all Victory Pioneer mutual funds.

The value of each class of shares (except for Pioneer U.S. Government Money Market Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

The last sentence of the first paragraph under the subsection titled “Administrator and Fund Accountant” is hereby deleted and replaced with the following:

In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub- administration services for the Fund pursuant to an agreement between the Fund and BNY Mellon.

The disclosure listed under the subsections titled “Custodian”, “Sub-administrator and Sub-Fund Accountant” and “Transfer Agent” of the SAI is hereby deleted and replaced with the following:

Custodian and Sub-administrator; Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of the Fund’s assets. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Fund. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

The Fund has contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Fund. Under the terms of its contract with the Fund, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of the Fund.

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